UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   April 3, 2013

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(Exact Name of Registrant as Specified in Charter)

Nevada	333-56262	88-0482413
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

8390 Via de Ventura, Suite F-110, #215 Scottsdale, AZ	85258
(Address of Principal Executive Offices)	(Zip Code)

(928) 515-1942

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 3, 2013, El Capitan Precious Metals, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its Equity Purchase Agreement with Southridge Partners II, LP (“Southridge”) dated July 11, 2011 (the “Agreement”). Under the Agreement, the Company has a right, but not an obligation, to sell newly-issued shares of its common stock to Southridge. Southridge’s purchase commitment under the Agreement was scheduled to expire on the earlier of July 11, 2013, or the date on which aggregate purchases by Southridge under the Agreement total $5,000,000. Pursuant to the Amendment, the parties agreed to extend Southridge’s purchase commitment under the Agreement for an additional year, expiring July 11, 2014. The maximum amount of Southridge’s aggregate purchase commitment under the Agreement remains unchanged at $5,000,000. As of April 3, 2013, the Company had sold shares of its common stock to Southridge representing $2,750,000 of this maximum commitment amount.

The offering of shares under the Agreement is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-175038) previously filed with the Securities and Exchange Commission.

The foregoing description of the Agreement, as amended by the Amendment, does not include a complete description of all the terms of the Agreement. For a complete description of all the terms, we refer you to the full text of the Agreement and the Amendment thereto, copies of which are filed, respectively, as Exhibit 10.1 to our Current Report on Form 8-K filed on July 12, 2011 and as Exhibit 10.1 hereto. Each is incorporated herein by reference. The representations and warranties contained in the Agreement are solely for the purpose of allocating contractual risk between the parties and not as a means of establishing facts. The provisions of the Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to the Agreement and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties thereto. Rather, investors and the public should look to other disclosures contained in the Company's filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Equity Purchase Agreement by and between El Capitan Precious Metals, Inc. and Southridge Partners II, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL CAPITAN PRECIOUS METALS, INC.

	By:	/s/ John F. Stapleton
Date: April 4, 2013		Name: John F. Stapleton
Title: Chief Financial Officer

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